Exhibit 10.5

EXECUTION VERSION

JOINDER AGREEMENT

(Other First-Priority Lien Obligations)

This JOINDER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of April 15, 2015, is among WILMINGTON TRUST, NATIONAL ASSOCIATION (the “New Representative”), as an Other First-Priority Lien Obligations Representative, JPMORGAN CHASE BANK, N.A., as ABL Facility Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Applicable First-Lien Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as First-Lien Collateral Agent, and HEXION INC. (formerly known as Momentive Specialty Chemicals Inc.) (on behalf of itself and its Subsidiaries).

This Agreement is supplemental to that certain ABL Intercreditor Agreement, dated as of March 28, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Representative) referred to above. This Agreement has been entered into to record the accession of the New Representative as Other First-Priority Lien Obligations Representative under the Intercreditor Agreement and to evidence the authority granted by the New Representative to the Applicable First-Lien Agent and the First-Lien Collateral Agent to act on behalf of the New Representative under the Intercreditor Agreement.

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 The New Representative agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Lien Obligations Representative as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Lien Obligations Representative.

SECTION 2.02 The New Representative agrees that the Applicable First-Lien Agent and the First-Lien Collateral Agent shall have the authority to act on behalf of the New Representative under the Intercreditor Agreement, and each of the Applicable First-Lien Agent and the First-Lien Collateral Agent accepts such authority.

SECTION 2.03 The New Representative confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows:

Wilmington Trust, National Association

Global Capital Markets

50 South Sixth Street

Suite 1290

Minneapolis, Minnesota 55402

Telephone: 612-217-5632

Facsimile: 612-217-5651

Attention: Hexion Administrator

SECTION 2.04 Each party to this Agreement (other than the New Representative) confirms the acceptance of the New Representative as an Other First-Priority Lien Obligations Representative for purposes of the Intercreditor Agreement.

SECTION 2.05 Wilmington Trust, National Association is acting in its capacity as Other First-Priority Lien Obligations Representative solely for the Secured Parties under that certain Indenture, dated as of the date hereof, among the Company, as issuer, the guarantors party thereto from time to time and Wilmington Trust, National Association, as trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[Remainder of this page intentionally left blank; signatures follow.]

2

WILMINGTON TRUST, NATIONAL ASSOCIATION, as New Representative

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Applicable First-Lien Agent

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as First-Lien Collateral Agent

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to the Joinder Agreement to the ABL Intercreditor Agreement]

JPMORGAN CHASE BANK, N.A., as ABL Facility Collateral Agent

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[Signature Page to the Joinder Agreement to the ABL Intercreditor Agreement]

HEXION INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

[Signature Page to the Joinder Agreement to the ABL Intercreditor Agreement]